UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary proxy statement.
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒ Definitive proxy statement.
☐ Definitive additional materials
☐ Soliciting material pursuant to §240.14a-12.

EDGAR ONLINE, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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May 31, 2005

Dear Stockholder:

On behalf of the Board of Directors of EDGAR Online, Inc., I cordially invite you to attend our Annual Meeting of Stockholders, which will be held on June 24, 2005 at 10:00 A.M. (local time) at our offices at 50 Washington Street, Norwalk, Connecticut 06854.

At this year’s meeting, you will vote: (i) to elect seven (7) directors to serve on the Board of Directors of the Company until the Company’s 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal; (ii) to approve and adopt the 2005 Stock Award and Incentive Plan (“2005 Plan”); (iii) to approve and ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

We have attached a notice of meeting and a proxy statement that contains more information about these proposals.

You will also find enclosed a proxy card appointing proxies to vote your shares at the Annual Meeting. Please sign, date and return your proxy card as soon as possible so that your shares can be represented and voted in accordance with your instructions even if you cannot attend the Annual Meeting in person.

Sincerely,

Marc Strausberg
Chairman of the Board of Directors

EDGAR ONLINE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 24, 2005

TO THE STOCKHOLDERS OF EDGAR ONLINE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of EDGAR Online, Inc., a Delaware corporation (“EDGAR Online” or the “Company”), will be held at the Company’s offices, 50 Washington Street, Norwalk, Connecticut 06854 on June 24, 2005 at 10:00 A.M. (local time) for the following purposes:

(1)
ELECTION OF DIRECTORS: To elect seven (7) members of the Company’s Board of Directors (the “Board of Directors”) to serve until the Company’s 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

(2)	APPROVAL AND ADOPTION OF 2005 STOCK AWARD AND INCENTIVE PLAN (“2005 PLAN”): To approve and adopt the 2005 Stock Award and Incentive Plan;

(3)
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

(4)	OTHER BUSINESS: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached to and made a part of this Notice. The Board of Directors has fixed May 24, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting in the manner set forth in the Proxy Statement. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

The Proxy Statement and the accompanying proxy card are being mailed beginning on or about May 31, 2005 to stockholders entitled to vote.

By Order of the Board of Directors

SUSAN STRAUSBERG
Chief Executive Officer, President and Secretary

Norwalk, Connecticut
May 31, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE,
SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN =
IT IN THE ENCLOSED ENVELOPE.

EDGAR ONLINE, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2005

General

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors”) of EDGAR Online, Inc., a Delaware corporation (“EDGAR Online” or “the Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 10:00 A.M. (local time) on June 24, 2005, at the Company’s offices, 50 Washington Street, Norwalk, Connecticut 06854, and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 are being mailed on or about May 31, 2005 to stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Shares

Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on May 24, 2005 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 24,922,087 shares of Common Stock outstanding. No shares of the Company’s preferred stock, par value $0.01, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the Record Date. Cumulative voting is not permitted.

Directors are elected by a plurality of votes, which means the seven (7) nominees who receive the largest number of properly executed votes will be elected as Directors. Shares that are represented by proxies that are marked “withhold authority” for the election of one or more Director nominees will not be counted in determining the number of votes cast for those persons. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting (in person or by proxy) is required to: approve and adopt the 2005 Stock Award and Incentive Plan (“2005 Plan”) and to ratify the appointment of the independent registered public accountants. Abstentions will have the effect of a vote against these proposals. Broker non-votes will be deemed shares not present to vote on such matters and will not count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such matters. Any other matters properly considered at the Annual Meeting will be determined by a majority of the votes cast.

Voting of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted: the proxy will be voted “FOR” the election of the Directors proposed by the Board of Directors, unless the authority to vote for the election of such Directors is withheld and, if no contrary instructions are given; the proxy will be voted “FOR” the approval and adoption of the 2005 Plan ; the proxy will be voted “FOR” the approval to ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year ended December 31, 2005; and, in accordance with the discretion of the proxy holders, as to all other matters that may properly come before the Annual Meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of the Company’s stock transfer agent, American Stock Transfer & Trust Company, a proxy card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope. If you own shares in street name, meaning that your shares of Common Stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

Attendance and Voting at the Annual Meeting

If you own Common Stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own Common Stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own Common Stock of record you may revoke a previously granted proxy at any time before it is voted by (i) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person. Any stockholder owning Common Stock in street name may change or revoke previously given voting instructions by (i) contacting the bank or brokerage firm holding the shares or (ii) obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Tabulation of Votes; Quorum

Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of Proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit Proxies other than by mail.

Stockholder Proposals

Our By-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders. In general, stockholder proposals and director nominations intended to be presented at our 2006 Annual Meeting of Stockholders must be received by us at our corporate headquarters between March 26, 2006 and April 25, 2006 in order to be considered at that meeting. This notice requirement does not apply to (i) any stockholder holding at least twenty-five percent (25%) of our outstanding Common Stock or (ii) any stockholder who has an agreement with us for the nomination of a person or persons for election to the Board of Directors. A copy of the full text of the By-law provisions discussed above may be obtained by writing to our Secretary at our corporate headquarters.

In addition to our By-law provisions, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at the 2006 Annual Meeting of Stockholders must be received by our Secretary at our corporate headquarters no later than January 30, 2006 in order to be considered for inclusion in our proxy materials for that meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Dissenters’ Right of Appraisal

Under Delaware law, stockholders are not entitled to dissenters’ rights on any proposal referred to herein.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s By-laws provide that the initial number of Directors constituting the Board of Directors shall be seven (7), or such other number as fixed by the Board of Directors from time to time. The Board of Directors reserves the right to increase the size of the Board of Directors as provided in the Company’s By-laws.

At the Annual Meeting, the stockholders will elect seven (7) Directors, who have been recommended by the Nominating Committee of the Board of Directors and who will serve a one-year term until the 2006 Annual Meeting of Stockholders or until a successor is elected or appointed and qualified or until such Director’s earlier resignation or removal. If any nominee is unable or unwilling to serve as a Director, proxies may be voted for a substitute nominee designated by the present Board. The Board of Directors has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as Directors if elected. Proxies received will be voted “FOR” the election of all nominees unless otherwise directed. Pursuant to applicable Delaware corporation law, assuming the presence of a quorum, seven (7) Directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES
NAMED BELOW

Information Concerning Nominees

Certain information about each of the seven (7) nominees is set forth below. Each Director has served continuously with the Company since his or her first election as indicated below.

Name	Age	Position	Since

Susan Strausberg (1)	66	Chief Executive Officer, President, Secretary	1995
		and Director

Marc Strausberg (1)	70	Chairman of the Board of Directors	1995

Greg D. Adams (1)	43	Chief Operating Officer, Chief Financial Officer	2004
		and Director

Elisabeth DeMarse (2)(4)	50	Director	2004

Richard L. Feinstein (3)(4)	61	Director	2003

Mark Maged (2)(3)(4)	73	Director	1999

Miklos A. Vasarhelyi (2)(3)	60	Director	2004
———————
(1)  Member of the Outside Directors Compensation Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Audit Committee.
(4)  Member of the Nominating Committee.

Susan Strausberg, one of our co-founders, has served as a member of our Board of Directors, Chief Executive Officer and Secretary since our formation in November 1995 and as President since January 2003. Ms. Strausberg served on the Board of Directors of RKO Pictures from December 1998 to May 2001. Ms. Strausberg is the wife of Marc Strausberg, our other co-founder and Chairman. Ms. Strausberg received a B.A. degree from Sarah Lawrence College.

Marc Strausberg, our other co-founder, has served as Chairman of our Board of Directors since our inception in November 1995. Mr. Strausberg is the husband of Susan Strausberg, our Chief Executive Officer and President. Mr. Strausberg received a B.A. degree from Muhlenberg College.

Greg D. Adams joined us as our Chief Financial Officer in March 1999 and became Chief Operating Officer in January 2003. Mr. Adams became a member of the Board of Directors in February 2004. Mr. Adams is a Certified Public Accountant. From May 1996 to March 1999, Mr. Adams served as Senior Vice President Finance and Administration of PRT Group Inc., a technology solutions and services company. Mr. Adams is a member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Adams received a B.B.A. degree in Accounting from the College of William & Mary.

Elisabeth Demarse has been a member of our Board of Directors since November 2004. Ms. DeMarse is currently a member of the Board of Directors for Heska Corporation, where she serves on the Audit Committee. She brings over 25 years of executive management experience and a successful track record across a diverse set of businesses to EDGAR Online. From April 2000 until June 2004, Ms. DeMarse served as President and Chief Executive Officer of Bankrate Inc., an internet based consumer banking marketplace. From February 1999 until March 2000, Ms. DeMarse served as Executive Vice President of International Operations at Hoover’s, Inc., which operates Hoover’s Online. Prior to her focus in the Internet sector, she spent ten years at Bloomberg L.P. in various leadership positions, and over four years at Western Union marketing telecommunications services. Ms. DeMarse holds an A.B. cum laude from Wellesley College where she majored in history, and an M.B.A. from Harvard with an emphasis on marketing. She is a member of The Committee of 200.

Richard L. Feinstein has been a member of our Board of Directors since April 2003. Mr. Feinstein is currently a private consultant providing management and financial advice to clients in a variety of industries. From December 1997 to October 2002, Mr. Feinstein was a Senior Vice President and Chief Financial Officer for The Major Automotive Companies, Inc. (OTC BB: MAJR.OB), formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein, a certified public accountant, received a B.B.A. degree from Pace University.

Mark Maged has been a member of our Board of Directors since March 1999. Since 1992, Mr. Maged, either individually or as Chairman of MJM Associates, LLC, has engaged in various private investment banking activities in the United States and internationally. From September 1995 through May 2000, he was chairman of Internet Tradeline, Inc. Mr. Maged received a B.S.S. from the College of the City of New York and an M.A. and L.L.B. from Harvard University.

Miklos A. Vasarhelyi has been a member of our Board of Directors since February 2004. Since 1989, Dr. Vasarhelyi has been the KPMG Professor of Accounting Information Systems of the Graduate School of Management at Rutgers University, where he is also the director of the Rutgers Accounting Research Center. Dr. Vasarhelyi has also been a Technology Consultant for the E-Commerce Solutions Group of AT&T Laboratories since 1985. Dr. Vasarhelyi received B.S. degrees from the State University of Guanabara (Economics) and Catholic University of Rio de Janeiro (Electrical Engineering), an M.B.A. from the Massachusetts Institute of Technology in Management and a Ph.D. from the University of California, Los Angeles (Management Information Systems).

Meetings and Committees of the Board of Directors

The Board of Directors held sixteen (16) meetings and took nine (9) actions by written consent during the fiscal year ended December 31, 2004 (the “2004 Fiscal Year”). The Board of Directors has an Audit Committee, a Compensation Committee, an Outside Directors Compensation Committee and a Nominating Committee. Each Director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such Director served during the 2004 Fiscal Year. Each director is expected to attend and participate in, either in person or by means of telephonic conference, all scheduled Board of Director meetings and meetings of committees on which such director is a member. Each of our directors then serving attended last year’s annual meeting of stockholders, and members of the Board of Directors are encouraged to attend the annual meeting each year. A majority of our Board of Directors, consisting of Ms. DeMarse and Messrs. Feinstein, Maged and Vasarhelyi, qualifies as “independent” in accordance with the published listing requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”). Individuals may communicate directly with members of the Board of Directors or members of the Board of Director’s standing committees by writing to the following address:

EDGAR Online, Inc.
50 Washington Street
Norwalk, Connecticut 06854
Attention: Secretary

The Secretary will summarize all correspondence received and periodically forward summaries to the Board of Directors. Members of the Board of Directors may, at any time, request copies of any such correspondence. Communications may be addressed to the attention of the Board of Directors, a standing committee of the Board of Directors, or any individual member of the Board of Directors or a committee. Communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requires investigation to verify its content may not be forwarded.

Audit Committee

The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including selecting the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the accountants, the performance of the independent accountants and the Company’s accounting practices. The members of the Audit Committee currently are Messrs. Feinstein, Maged and Vasarhelyi, each of whom, as required by Nasdaq, qualify as “independent” under special standards established by the U.S. Securities and Exchange Commission for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Richard L. Feinstein, the Chairman of the Audit Committee, is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Feinstein’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Feinstein any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The Board has also determined that each Audit Committee member has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committee. The Audit Committee held four (4) meetings during the 2004 fiscal year.

Compensation Committee

The Compensation Committee reviews and approves the compensation and benefits of the Company’s key executive officers, administers the Company’s employee benefit plans and makes recommendations to the Board of Directors regarding such matters. The current members of the Compensation Committee are Ms. DeMarse and Messrs. Maged and Vasarhelyi, each of whom qualifies as “independent” in accordance with the published listing requirements of Nasdaq. Mr. Maged serves as the Chairman of the Compensation Committee. The Compensation Committee held three (3) meetings and took two (2) actions by written consent during the 2004 fiscal year.

Outside Directors Compensation Committee

The Outside Directors Compensation Committee has the discretion of granting compensation and stock options to the outside directors under the terms of the 1999 Outside Directors Stock Option Plan (the “1999 Outside Plan”). The members of the Outside Directors Compensation Committee are Mr. Strausberg, Ms. Strausberg and Mr. Adams. The Outside Directors Compensation Committee took two (2) actions by written consent during the 2004 fiscal year.

Nominating Committee

The Nominating Committee reviews and assesses the composition of the Board of Directors, assists in identifying potential new candidates for director and nominates candidates for election to the Board of Directors. The Nominating Committee currently consists of Ms. DeMarse and Messrs. Feinstein and Maged, each of whom qualifies as “independent” in accordance with the published listing requirements of Nasdaq. The Nominating Committee held one (1) meeting during the 2004 fiscal year.

The Nominating Committee operates under a formal Nominating Committee Charter, attached as Exhibit A to this Proxy Statement, which contains a detailed description of such Committee’s duties and responsibilities. As more fully described in its charter, the functions of the Nominating Committee include identifying individuals qualified to become directors and making recommendations to the Board of Directors for the selection of such candidates for directorship, with the goal of assembling a Board of Directors that brings the Company a variety of perspectives and skills derived from business and professional experience. When considering a potential candidate, the Nominating Committee takes into consideration such factors as it deems appropriate, including, without limitation, experience levels, career specialization, leadership qualities, strength of character, diversity, and the extent to which a candidate would fill a present need on the Board of Directors.

The Nominating Committee will evaluate director candidates recommended by stockholders in light of the Committee’s criteria for the selection of new directors. Any stockholder recommendation of a director candidate should include the candidate’s name, biographical data and a detailed description of the candidate’s qualifications for Board of Director membership, and should be sent to EDGAR Online, Inc., 50 Washington Street, Norwalk, Connecticut, 06854, Attention: Secretary. Any stockholder recommendations must be submitted in sufficient time for an appropriate evaluation by the committee. In addition, any stockholder wishing to nominate a director for consideration at an annual meeting of stockholders must follow the procedures set forth in this Proxy Statement.

The Nominating Committee will periodically assess the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider potential candidates for director who may come to its attention through current Board of Director members, stockholders or other persons. To date, no search firms or other third parties have been used to identify or evaluate or assist in identifying potential nominees. The candidates will be evaluated at meetings of the Nominating Committee, and may be considered at any point during the year.

AUDIT COMMITTEE REPORT

On June 12, 2000, the Board of Directors adopted a charter for the Audit Committee. Subsequently, on March 23, 2004, the Board of Directors adopted an Amended and Restated Audit Committee Charter, a copy of which is attached hereto as Exhibit B. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee has the power and authority to engage the independent registered public accountants, reviews the preparations for and the scope of the audit of the Company’s annual financial statements, reviews drafts of the statements and monitors the functioning of the Company’s accounting and internal control systems through discussions with representatives of management, the independent registered public accountants and the accounting staff and internal auditors.

On March 22, 2005, the Audit Committee met to review the results of the 2004 Fiscal Year audit. During this meeting, the Audit Committee discussed the matters required to be disclosed by Statement on Auditing Standards No. 61 with BDO Seidman, LLP, our independent registered public accounting firm (“BDO”).  BDO delivered the written disclosures and letter required by Independence Standards Board Standard No. 1. This Standard requires auditors to communicate, in writing, at least annually, all relationships between the auditors and the Company that, in the auditor’s professional judgment, may reasonably be thought to affect the auditor’s independence. The Audit Committee has received this disclosure and discussed with BDO its independence from the Company. In addition, the Audit Committee discussed the audited financial statements for 2004 and the results of the audit with the Company’s management. Based upon its meetings with BDO and its review of the audited financial statements, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2005.

The Audit Committee plans to meet with BDO during the current fiscal year and in early 2005 to review the scope of the 2005 audit and other matters.

Submitted by the Audit Committee:

Richard L. Feinstein, Chairman
Mark Maged
Miklos Vasarhelyi

Code of Ethics

The Company adopted a Code of Ethics and a Code of Conduct that apply to its chief executive officer, chief financial officer, senior financial officers, all other executive officers, directors and employees. A copy of the code was filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2003.

Information Concerning Executive Officers

The executive officers of the Company as of the date of this Proxy Statement, other than Mr. Strausberg, Ms. Strausberg and Greg D. Adams, are identified below. Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors.

Name	Age	Position

Stefan Chopin	46	Chief Technology Officer

Morton Mackof	57	Executive Vice President of Sales

Stefan Chopin was a member of the Board of Directors from 1996 until February 2004, when he was appointed Chief Technology Officer. Mr. Chopin was previously the President of Pequot Group Inc., a technology development company for the financial services industry. From October 1998 to November 2001, Mr. Chopin was the Senior Vice President of Technology for iXL Enterprises, Inc., an e-business solutions provider.

Morton Mackof joined our Board of Directors in February 2004 and became our Executive Vice President of Sales in November 2004. Mr. Mackof resigned from the Board of Directors in March 2005. Prior to joining EDGAR Online, Mr. Mackof served in numerous executive capacities with International Business Machines, FONAR Corporation, Third Millennium Technology and Data General Corporation. Mr. Mackof also served as the President and Executive Vice President of Sales and Marketing for Track Data Corporation. Mr. Mackof received a B.S. in Electrical Engineering from Rensselaer Polytechnic Institute, where he also pursued graduate studies in Computer Science.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2004, 2003 and 2002 by our Chief Executive Officer and our four most highly compensated executive officers (other than our Chief Executive Officer).

					Long-Term
		Annual Compensation			Compensation
					Securities
					Underlying
Name And Principal Position	Year	Salary	Bonus	Other(2)	Options (#)
Susan Strausberg (1)	2004	$220,000	$24,750	$ 21,000(2)	7,500
Chief Executive Officer	2003	$211,231	—	$ 12,115(2)	27,500
and President	2002	$152,923	—	—	14,000

Marc Strausberg	2004	$100,000	—	$ 21,000(2)	7,500
Chairman	2003	$113,846	—	$ 12,115(2)	15,000
	2002	$146,885	—	—	14,000

Tom Vos	2004	$ —	—	$170,000(3)	—
Former President and	2003	$ 41,731	—	$340,000(3)	—
Chief Operating Officer	2002	$149,604	—	—	14,000

Greg Adams (1)	2004	$195,000	$21,938	$ 18,000(2)	180,000
Chief Operating Officer	2003	$193,346	—	$ 18,000(2)	130,000
Chief Financial Officer	2002	$149,904	—	$ 43,049(2)	14,000

Stefan Chopin	2004	$170,625	—	$ 15,750(2)	107,500
Chief Technology Officer	2003	—	—	$ 12,500(4)	10,000 (4)
	2002	—	—	$ 7,500(4)	15,000 (4)
———————
(1)	Effective January 27, 2003, Ms. Strausberg assumed the responsibilities of President and Mr. Adams assumed the responsibilities of Chief Operating Officer.
(2)	Includes amounts paid as commutation allowances and a commission paid in 2002 to Mr. Adams for certain sales.
(3)	Includes amounts paid under a Separation and Release Agreement between us and Mr. Vos. Mr. Vos’ employment terminated in March 2003.
(4)
Includes amounts paid and options granted pursuant to Mr. Chopin’s position as a Director of the Company. Fifteen Thousand (15,000) options granted under the 1999 Directors Plan were cancelled when Mr. Chopin resigned from the Board in 2004.

Option Grants In Last Fiscal Year

The following table sets forth information regarding stock options granted to each of the executives named in the Summary Compensation Table above during the 2004 fiscal year. We have never granted any stock appreciation rights.

	Individual Grants(1)				Potential Realizable
	Number of Securities Options	Percent of Total Options Granted to Employees In	Exercise Price Per	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Granted	2004(2)	Share($)	Date	5%	10%

Susan Strausberg	7,500	1.03%	$ 1.05	June 17, 2014	$ 10,854	$ 21,926
Marc Strausberg	7,500	1.03%	$ 1.05	June 17, 2014	$ 10,854	$ 21,926
Tom Vos	—	—	—	—	—	—
Greg Adams	30,000	4.12%	$ 0.95	June 17, 2014	$ 46,266	$ 90,553
	150,000	20.61%	$ 1.27	December 27, 2014	$183,331	$404,767
Stefan Chopin	100,000	13.74%	$ 1.72	February 18, 2014	$ 77,221	$224,843
	7,500	1.03%	$ 0.95	June 17, 2014	$ 11,567	$ 22,638
———————
(1)	Each option represents the right to purchase one share of common stock. The options shown in this table were all granted under our 1999 Stock Option Plan, as amended.
(2)	In the 2004 fiscal year, we granted options to employees to purchase an aggregate of 727,850 shares of common stock.
(3)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future common stock price growth. These amounts represent certain assumed rates of appreciation in the value of our common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning the exercise of stock options during the 2004 fiscal year by each of the executives named in the Summary Compensation Table above and the fiscal year-end value of unexercised options. No options were exercised by any of the executives named in the Summary Compensation Table above during this period.

	Number Of Securities Underlying Unexercised Options At December 31, 2004		Value Of Unexercised In-The-Money Options At December 31, 2004 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Susan Strausberg	101,000	80,500	$ 11,142	$15,521

Marc Strausberg	96,833	22,167	$ 9,350	$ 7,938

Tom Vos	386,833	4,667	$265,675	—

Greg Adams	295,167	271,333	$ 25,642	$88,333

Stefan Chopin	20,834	164,166	$ 1,067	$16,983
———————
(1)  The closing price of the common stock as of December 31, 2004 was $1.53.

Director Compensation

Directors are currently eligible to receive stock options every three years under any one of our three stock option plans: the 1996 Stock Option Plan, the 1999 Stock Option Plan and the 1999 Outside Directors’ Stock Option Plan. In August 2000, each of our non-employee directors was granted options to purchase 7,500 shares of common stock at an exercise price of $3.50 per share under the 1999 Stock Option Plan. In August 2002, each of our non-employee directors were granted options to purchase 15,000 shares of our common stock at a price of $1.75 per share under our 1999 Outside Directors Stock Option Plan. In June 2003, Messrs. Chopin and Maged were granted options to purchase 10,000 shares of our common stock at a price of $1.21 per share under our 1999 Stock Option Plan. Mr. Chopin’s options were cancelled when he resigned from the Board of Directors in February 2004.

In November 2002, a Merger and Acquisition Committee was formed consisting of our former outside directors, Bruce Bezpa and Stefan Chopin, and our current outside director, Mark Maged, to explore a proposed transaction. Each member of the committee was paid $7,500 in 2002 and $7,500 in 2003. The proposed merger was not consummated, and no further payments are due to the members of this committee, which has since been terminated. In June 2004, each of our then current directors was paid $7,500 as compensation for services rendered in connection with our May 2004 secondary offering.

In January 2003, Douglas McIntyre, a former outside director, was granted options to purchase 15,000 shares of common stock at an exercise price of $1.42 per share under our 1999 Outside Directors Stock Option Plan. These options were unvested and forfeited when Mr. McIntyre resigned from the Board of Directors in April 2003.

In April 2003, Benjamin Burditt and Mr. Feinstein were each granted options to purchase 15,000 shares at an exercise price of $0.86 per share under our 1999 Outside Directors Stock Option Plan. Mr. Burditt’s options were unvested and forfeited when he resigned from the Board of Directors in April 2004.

In April 2003, Jonathan Bulkeley was granted options to purchase 75,000 shares of our common stock at a price of $0.86 under our 1999 Stock Option Plan. Mr. Bulkeley also entered into a consulting agreement which paid him an annual salary of $60,000 to serve as non-executive Vice Chairman of the Board of Directors. On February 2, 2004, the consulting agreement was terminated. Mr. Bulkeley’s options were unvested and forfeited when he resigned from the Board of Directors in March 2004.

In February 2004, Messrs. Mackof and Vasarhelyi were each granted options to purchase 15,000 shares at an exercise price of $1.75 per share under our 1999 Outside Directors Stock Option Plan. Mr. Mackof’s director options were cancelled when he resigned from the Board of Directors in March 2005.

In October 2004, Elisabeth DeMarse was granted options to purchase 15,000 shares at an exercise price of $1.25 per share under our 1999 Outside Directors Stock Option Plan.

In addition to the grant of stock options available to directors, non-employee directors are now eligible to receive $5,000 every six months as consideration for their service on the Board. In addition, beginning in November 2004, directors are also eligible to receive $5,000 per year for serving on the audit or compensation committee and an additional $5,000 for chairing the committee. On December 31, 2003, each of Messrs. Burditt, Chopin, Feinstein and Maged received $5,000. On June 30, 2004, each of Messrs. Feinstein, Mackof, Maged and Vaserhelyi received $5,000. On January 3, 2005, Messrs. Feinstein, Mackof, Maged, and Vaserhelyi, and Ms. DeMarse received $7,500, $6,667, $9,167, $8,333 and $5,833, respectively. The next scheduled payment to be made to the non-employee directors is due June 30, 2005.

Employment Agreements

On April 26, 2004, we entered into a two-year employment agreement with Susan Strausberg to serve as our President, Chief Executive Officer and Secretary. The term of the agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 30-day prior notice of termination is provided by either Ms. Strausberg or us. The agreement provides for a minimum annual salary of $220,000, an annual bonus at the discretion of the Board of Directors and a commutation allowance equal to $1,750 per month. Additionally, in the event there is a change of control (as defined in the agreement) and Ms. Strausberg’s employment is terminated (either by her or us) within the employment term, Ms. Strausberg will receive a severance benefit equal to the sum of (i) her then applicable annual base salary and (ii) the average of her last two annual cash bonuses, which will continue for the greater of (i) the balance of the remaining term of the agreement or (ii) one year from the date of termination. Moreover, if we terminate the agreement during the employment term for any reason other than for cause, death or change of control, if we decide not to renew the agreement or Ms. Strausberg terminates the agreement for good reason (as defined in the agreement), we will pay Ms. Strausberg a one-year severance payment. The agreement also contains non-compete and non-solicitation provisions effective during the term of her employment and for one year thereafter. On January 31, 2005, Amendment No. 1 to Employment Agreement was signed which provided for immediate vesting of any stock options outstanding under certain circumstances.

On April 26, 2004, we entered into a two-year employment agreement with Marc Strausberg to serve as our Chairman of the Board of Directors. The term of the agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 30-day prior notice of termination is provided by either Mr. Strausberg or us. The agreement provides for a minimum annual salary of $100,000, an annual bonus at the discretion of the Board of Directors and a commutation allowance equal to $1,750 per month. In the event there is a change of control (as defined in the agreement) and Mr. Strausberg’s employment is terminated (either by him or us) within the employment term, Mr. Strausberg will receive a severance benefit equal to the sum of (i) his then applicable annual base salary and (ii) the average of his last two annual cash bonuses, which will continue for the greater of (i) the balance of the remaining term of the agreement or (ii) one year from the date of termination. Moreover, if we terminate the agreement during the employment term for any reason other than for cause, death or change of control, if we decide not to renew the agreement or Mr. Strausberg terminates the agreement for good reason (as defined in the agreement), we will pay Mr. Strausberg a one-year severance payment. The agreement also contains non-compete and non-solicitation provisions effective during the term of his employment and for one year thereafter. On January 31, 2005, Amendment No. 1 to Employment Agreement was signed which provided for immediate vesting of any stock options outstanding under certain circumstances.

We entered into a five-year amended and restated employment agreement dated June 29, 2001 with Tom Vos to serve as President and Chief Operating Officer. In March 2003, we and Mr. Vos entered into a Separation and Release Agreement (the “Separation Agreement”) under which Mr. Vos’ employment terminated with us as of February 24, 2003. We paid or agreed to pay Mr. Vos the following payments (i) $250,000 on or before April 16, 2003, (ii) $50,000 on or before January 15, 2004, (iii) $210,000 in 21 consecutive monthly installments of $10,000 commencing on or before April 16, 2003 and (iv) $42,000 in six (or fifteen at Mr. Vos’ election) equal installments consistent with the our payroll dates commencing January 2005. All of the foregoing payments are immediately due and payable upon a change of control (as defined in the employment agreement with Mr. Vos) or upon Mr. Vos’ death. Mr. Vos also has the right on or after June 30, 2004 to demand payment in full of payments then remaining due to him under the Separation Agreement, in which event all other benefits due Mr. Vos will terminate. We have paid and are also obligated to make scheduled payments in 2003, 2004 and 2005 to the Deferred Compensation Plan established for the benefit of Mr. Vos under the terms of the June 29, 2001 employment agreement. All stock options issued to Mr. Vos are fully vested as of April 25, 2003 and are exercisable through March 30, 2008. Mr. Vos agreed (i) to make himself available as a consultant on an as-needed basis at our request from April 25, 2003 through June 30, 2005 for no additional consideration and (ii) to non-compete and non-solicitation provisions which are effective through March 31, 2004.

On December 27, 2004, we entered into a two-year employment agreement with Greg Adams to serve as Chief Financial Officer and Chief Operating Officer. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 30-day prior notice of termination is provided by either Mr. Adams or us. The agreement provides Mr. Adams with a minimum annual salary of $210,000, an annual bonus at the discretion of the Board of Directors, a commutation allowance equal to $1,500 per month and options to purchase 150,000 shares of our common stock under our 1999 Stock Option Plan. In the event there is a change of control (as defined in the agreement) and Mr. Adams’s employment is terminated (either by him or us) within one year thereafter, Mr. Adams will receive a severance benefit equal to the sum of (i) 1.5 times his then applicable annual base salary and (ii) the average of his last two annual cash bonuses paid as well as the cost of outplacement counseling up to $25,000. Moreover, if we terminate the agreement during the employment term for any reason other than for cause, death or change of control, if we decide not to renew the agreement or Mr. Adams terminates the agreement for good reason (as defined in the agreement), we will pay Mr. Adams a severance payment equal to one year of his then applicable salary and the average of the last two annual cash bonuses in 12 monthly installments. Additionally, the agreement contains non-compete and non-solicitation provisions effective during the term of his employment and for one year thereafter. On January 31, 2005, Amendment No. 1 to Employment Agreement was signed which provided for immediate vesting of any stock options outstanding under certain circumstances.

On February 18, 2004, we entered into a one-year employment agreement with Stefan Chopin to serve as Chief Technology Officer. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 30-day prior notice of termination is provided by either Mr. Chopin or us. The agreement provides Mr. Chopin with a minimum salary of $195,000, a commutation allowance equal to $1,500 per month, options to purchase 100,000 shares of our common stock under our 1999 Stock Option Plan and an annual bonus at the discretion of the Board of Directors. In the event there is a change of control (as defined in the agreement) and Mr. Chopin’s employment is terminated (either by him or us) within one year thereafter, Mr. Chopin will receive a severance benefit equal to the sum of (i) his then applicable annual base salary and (ii) the average of his last two annual cash bonuses. Additionally, the agreement contains non-compete and non-solicitation provisions effective during the term of his employment and for one year thereafter. On January 31, 2005, Amendment No. 1 to Employment Agreement was signed which provided for immediate vesting of any stock options outstanding under certain circumstances.

On November 29, 2004, we entered into a two-year employment agreement with Morton Mackof to serve as Executive Vice President of Sales. The agreement extends automatically for an additional year at the end of the initial term and each anniversary thereafter unless 30-day prior notice of termination is provided by either Mr. Mackof or us. The agreement provides Mr. Mackof with a minimum annual salary of $195,000, an annual bonus at the discretion of the Board of Directors, and options to purchase 75,000 shares of our common stock under our 1999 Stock Option Plan. If we terminate the agreement during the employment term for any reason other than for cause, death or change of control, if we decide not to renew the agreement or Mr. Mackof terminates the agreement for good reason (as defined in the agreement), we will pay Mr. Mackof a severance payment equal to one year his then applicable salary and the average of the last two annual cash bonuses. Additionally, the agreement contains non-compete and non-solicitation provisions effective during the term of his employment and for one year thereafter. On January 31, 2005, Amendment No. 1 to Employment Agreement was signed which provided for immediate vesting of any stock options outstanding under certain circumstances.

Compensation Committee Interlocks and Insider Participation

No interlocking relationships exist between any members of our Board or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Compensation Committee Report On Executive Compensation

Scope of the Committee’s Work. The Compensation Committee of the Board of Directors is responsible for reviewing and recommending to the Board of Directors the compensation of the Company’s Chief Executive Officer and senior executive officers and reviewing and approving the compensation of the Company’s non-senior executive officers, consistent with employment contracts, where appropriate. The Committee believes the compensation paid to the Company’s executive officers is competitive with companies within its industry that are comparable in size and by companies outside the industry with which the Company competes for executive talent.

The current members of the Compensation Committee are Ms. DeMarse and Messrs. Maged and Vasarhelyi, each of whom is an independent within the meaning of the director independence standards of Nasdaq. The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the Compensation Committee believes that the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company’s success. The Compensation Committee ensures that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance with the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Executive Compensation Philosophy and Policies. The Company’s overall compensation philosophy is to provide a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and other employees who have the skills and experience necessary to promote the short and long-term financial performance and growth of the company.

The Compensation Committee recognizes the critical role of its executive officers in the significant growth and success of the Company to date and its future prospects. Accordingly, the Company’s executive compensation policies are designed to: (1) align the interests of executive officers and stockholders by encouraging stock ownership by executive officers and by making a significant portion of executive compensation dependent upon the Company’s financial performance; (2) provide compensation that will attract and retain talented professionals; (3) reward individual results through base salary, annual cash bonuses, long-term incentive compensation in the form of stock options and various other benefits; and (4) manage compensation based on skill, knowledge, effort and responsibility needed to perform a particular job successfully.

In its review of salary, bonuses and long-term incentive compensation for its executive officers, the Compensation Committee takes into account both the position and expertise of a particular executive, as well as the Committee’s understanding of the competitive compensation for similarly situated executives in the Company’s industry.

Executive Compensation. Base Salary. Salaries for executive officers for 2004 were generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

Bonus. The amount of cash bonuses paid to executives is partially based upon the financial results of the Company, personal and team objectives and the recommendations of the Compensation Committee. No bonuses were paid to Named Executives of the Company in 2004.

Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of EDGAR Online’s stockholders and encourages executives to remain in EDGAR Online’s employ. The Company grants stock options in accordance with its various stock option plans. Grants are awarded based on a number of factors, including the individual’s level of responsibility, the amount and term of options already held by the individual, the individual’s contributions to the achievement of EDGAR Online’s financial and strategic objectives and industry practices and norms.

Compensation of the Chief Executive Officer. The Company entered into a two-year employment agreement, dated as of April 26, 2004, with Susan Strausberg, in which she serves as the Company’s President, Chief Executive Officer and Secretary. The agreement provides for a minimum annual salary of $220,000, an annual bonus at the discretion of the Board of Directors and a commutation allowance equal to $1,750 per month. Ms. Strausberg’s salary and other compensation and the terms of her employment agreement have been established by reference to the salaries and equity participations of other chief executive officers of companies in EDGAR Online’s industry and in recognition of Ms. Strausberg’s unique skills and importance to EDGAR Online.

Internal Revenue Code Section 162(m) Limitation. Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid to EDGAR Online’s executive officers in 2003 did not exceed the $1 million limit per officer. EDGAR Online’s Stock Option Plans are structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Compensation Committee currently intends to limit the dollar amount of all other compensation payable to the Company’s executive officers to no more than $1 million. The Compensation Committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant.

Submitted by the Compensation Committee:

Mark Maged, Chairman
Elisabeth DeMarse
Miklos Vasarhelyi

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of the Record Date by (i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation section of this Proxy Statement and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address for those listed below is c/o EDGAR Online, Inc., 50 Washington Street, Norwalk, Connecticut 06854.

Name Of Beneficial Owner	Number of Shares (1)	Percent of Shares Owned

Executive Officers and Directors:

Susan Strausberg (2)	2,295,173	9.13%
Marc Strausberg (3)	2,295,173	9.13%
Greg D. Adams (4)	353,167	1.40%
Stefan Chopin (5)	349,385	1.40%
Elizabeth DeMarse	—	*
Richard L. Feinstein (6)	10,000	*
Morton Mackof	8,000	*
Mark Maged (7)	117,607	*
Miklos A. Vasarhelyi (8)	175,850	*

All executive officers and directors as a group
directors as a group (9 persons)	3,309,182	12.92%

Other 5% Stockholders:

Austin W. Marxe/David	3,090,712	12.09%
Greenhouse (9)
153 East 53rd Street
New York, NY 10021

Gannett Welsh & Kotler (10)	1,821,500	7.31%
222 Berkeley Street
Suite 1500
Boston, Ma 02116

Theodore Cross (11)	1,626,500	6.53%
One Cambleton Circle
Princeton, NJ 08540
———————
* Less than 1%.

(1)
Shares of common stock underlying options currently exercisable or exercisable within 60 days of the record date are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
Includes 156,000 shares owned by Ms. Strausberg’s husband, Marc Strausberg, EDGAR Online’s Chairman of the Board and 1,912,840 shares owned by TheBean LLC as well as 117,333 shares issuable upon exercise of options exercisable within 60 days of the record date and 109,000 shares issuable upon exercise of options exercisable within 60 days of the record date owned by Ms. Strausberg’s husband, Marc Strausberg. Ms. Strausberg is a managing member of TheBean LLC and as such she may be deemed to be the beneficial owner of all the shares held by TheBean LLC. Ms. Strausberg disclaims beneficial ownership of the shares owned by her husband.

(3)
Includes 1,912,840 shares owned by TheBean LLC as well as 109,000 shares issuable upon exercise of options exercisable within 60 days of the record date and 117,333 shares issuable upon exercise of options exercisable within 60 days of the record date owned by Mr. Strausberg’s wife, Susan Strausberg. Mr. Strausberg is a managing member of TheBean LLC and as such he may be deemed to be the beneficial owner of all the shares held by TheBean LLC. Mr. Strausberg disclaims beneficial ownership of the shares owned by his wife.

(4)	Includes 353,167 shares issuable upon exercise of options exercisable within 60 days of the record date.
(5)	Includes shares owned jointly with Barbara Chopin, his wife and 60,001 shares issuable upon exercise of options exercisable within 60 days of the record date.
(6)	Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of the record date.
(7)	Includes 34,167 shares issuable upon exercise of options exercisable within 60 days of the record date.
(8)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of the record date.
(9)	Reflects amount derived from this persons’ Schedule 13G/A as filed with the SEC on April 8, 2005.
(10)	Reflects amount derived from such entity’s Schedule 13F as filed with the SEC on May 12, 2005.
(11)	Reflects amount derived from such person’s Schedule 13G as filed with the SEC on February 14, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company provides customized data feeds and subscriptions services to Bowne & Co., Inc., which was a beneficial owner of more than 5% of its outstanding common stock during 2004. Revenue from this relationship totaled $105,200 for the year ended December 31, 2004. The Company also purchased services from Bowne & Co., Inc. in the normal course of business totaling $119,476 for the year ended December 31, 2004.

STOCK PERFORMANCE GRAPH

The following graph compares, for the periods indicated below, a comparison of cumulative total stockholder returns for the Company, the Russell 2001 Index, a composite of a previously used peer group comprised of TheStreet.com, Inc, and a composite of a revised peer group comprised of Factset Research Systems and TheStreet.com, Inc.

Notes:

(1)
The graph assumes that $100 was invested in Common Stock of the Company on December 31, 1999, and in each index or composite, and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock.

(2)	Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph is not to be incorporated by reference into any such prior filings, nor shall such graph be incorporated by reference into any future filings made by the Company under those statutes.

EQUITY COMPENSATION PLANS

The following table sets forth information as of May 24, 2005 with respect to compensation plans under which our equity securities are authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by stockholders:	3,550,425(1)	$2.34	677,328(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	3,550,425(1)	$2.34	677,328(2)
———————
(1)
Includes 607,455 options issued and outstanding in the 1996 Stock Option Plan with a weighted average exercise price of $2.39 per share, 2,453,339 options issued and outstanding under the 1999 Stock Option Plan with a weighted average exercise price of $2.20 per share, 60,000 options issued and outstanding in the 1999 Outside Director Plan with a weighted average exercise price of $1.41 per share and 429,631 warrants with a weighted average exercise price of $3.20 per share.

(2)
Includes 42,045 shares available for issuance under the 1996 Stock Option Plan, 499,342 shares available for issuance under the 1999 Stock Option Plan, 95,941 shares available for issuance under the FreeEDGAR Stock Option Plan and 40,000 shares available for issuance under the 1999 Outside Directors Stock Option Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act generally requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Regulations promulgated by the SEC require us to disclose any reporting violations with respect to the 2004 fiscal year which came to our attention based on a review of the applicable filings required by the SEC to report the status of an officer or director, or the changes in beneficial ownership as submitted to us. Based solely on review of such forms received by us, we believe that all required reports for the 2004 fiscal year have been timely filed other than the following Form 4 filings made by Miklos Vasarhelyi: Form 4 filed June 24, 2004, Form 4A filed June 24, 2004 and Form 4 filed July 26, 2004.

PROPOSAL TWO

APPROVAL OF THE 2005 STOCK AWARD AND INCENTIVE PLAN

On May 19, 2005, the Board of Directors unanimously approved the 2005 Stock Award and Incentive Plan (the “2005 Plan”) and recommend that the 2005 Plan be submitted to the Company’s stockholders for approval at the 2005 Annual Meeting of Stockholders.

The 2005 Plan would make 1,087,500 new shares of common stock available for equity awards, representing approximately 4% of the shares outstanding at May 24, 2005. Assuming no change after that date in the number of shares and equity awards outstanding, upon approval of the 2005 Plan the total number of shares of Company common stock that will be subject to outstanding awards and available for future awards under all equity compensation plans of the Company will be approximately $4.9 million, or approximately 21% of outstanding shares of the Company’s common stock (based on shares outstanding as of May 24, 2005). For more information on the total number of shares available under the Company’s equity compensation plans and subject to outstanding options, warrants and rights as of the end of the last fiscal year, see “Equity Compensation Plans” above. Shares subject to outstanding awards under the Company’s 1999 Stock Option Plan (the “1999 Plan”), the FreeEDGAR Stock Option Plan (the “FreeEDGAR Plan”), the 1999 Outside Directors’ Stock Option Plan (the “Directors’ Plan”), and the 1996 Stock Option Plan (the “1996 Plan”) may become available under the 2005 Plan if such shares are not delivered to the Participant, in accordance with share counting rules explained below under the caption “Shares Available Under the 2005 Plan.”

If approved by stockholders, the 2005 Plan will replace the 1999 Plan, the FreeEDGAR Plan, the 1996 Plan and the Directors’ Plan, so that shares would be available for future awards only under the 2005 Plan. Shares that remain available under the 1999 Plan, the FreeEDGAR Plan, the 1996 Plan and Directors’ Plan -- approximately 677,000 shares at May 24, 2005 -- would be made available under the 2005 Plan. In that case, no new awards would be granted under the 1999 Plan and Directors’ Plan, although the Compensation Committee retains full authority regarding outstanding awards under the 1999 Plan and the Directors’ Plan as well as the 1996 Plan and the FreeEDGAR Plan. As discussed below, outstanding awards under the Directors’ Plan would be replaced by awards under the 2005 Plan if stockholders approve the 2005 Plan.

Purpose of the Plan

The Board and its Compensation Committee (the “Compensation Committee”) approved the 2005 Plan to help the Company:

•
Attract, retain, motivate and reward officers, employees and directors of the Company and its subsidiaries and consultants and advisors to the Company and its subsidiaries (collectively, “Participants”);

•	Provide equitable and competitive compensation opportunities; and
•	Promote creation of long-term value for stockholders by closely aligning the interests of Participants with the interests of stockholders.

The Board and the Compensation Committee believe that awards linked to common stock and awards with terms tied to Company performance can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company. Therefore, they view the 2005 Plan as a key element of the Company’s overall compensation program.

Overview of 2005 Plan Awards

The 2005 Plan authorizes a broad range of awards, including:

•	stock options;
•	stock appreciation rights (“SARs”);
•	restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
•
deferred stock, a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture (forfeitable deferred stock is sometimes called “restricted stock units”);

•	other awards based on Common Stock;
•	dividend equivalents;
•	performance shares or other stock-based performance awards (these include deferred stock or restricted stock awards that may be earned by achieving specific performance objectives);
•	cash-based performance awards tied to achievement of specific performance objectives; and
•	shares issuable in lieu of rights to cash compensation.

Reasons for Stockholder Approval

The Board seeks approval of the 2005 Plan by stockholders in order to meet requirements of the Nasdaq National Market and to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation to executive officers. In addition, the Board regards stockholder approval of the 2005 Plan as desirable and consistent with corporate governance best practices.

Section 162(m) of the Internal Revenue Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the four other most highly compensated executive officers serving on the last day of the fiscal year (generally referred to as the “named executive officers”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. For purposes of Section 162(m), approval of the 2005 Plan will be deemed to include approval of the general business criteria upon which performance objectives for Restricted Awards are based, described below under the caption “Performance Awards” and “Annual Incentive Awards.” Stockholder approval of general business criteria, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Internal Revenue Code for a period of ten years. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Restriction on Repricing and Loans

Consistent with the requirements of the Nasdaq National Market, the 2005 Plan includes a restriction providing that, without stockholder approval, the Company will not amend or replace options or SARs previously granted under the Plan in a transaction that constitutes a “repricing.” For this purpose, a “repricing” is defined as amending the terms of an option or SAR after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock in exchange for another Option, SAR, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option or SAR to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

The 2005 Plan does not authorize loans from the Company to participants.

Description of the 2005 Plan

The following is a brief description of the material features of the 2005 Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the proposed 2005 Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

Shares Available under the 2005 Plan. If the 2005 Plan is approved by the Company’s stockholders, 1,087,500 shares will be reserved for delivery to participants, plus shares remaining available for new grants under the 1999 Plan and the Director Plan plus shares “recaptured” from outstanding awards under the 1999 Plan, the FreeEDGAR Plan and the 1996 Plan. Shares used for awards assumed in an acquisition do not count against the shares reserved under the 2005 Plan.

Only the number of shares actually delivered to participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the 2005 Plan. Thus, shares will remain available for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of an SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited. The maximum number of shares that may be issued under the Plan is not affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards of (ii) the granting or payment of stock-denominated awards that by their terms may be settled only in cash. Shares delivered under the 2005 Plan may be either newly issued or treasury shares.

Per-Person Award Limitations. The 2005 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated awards under the 2005 Plan relating to more than his or her “Annual Limit”. The Annual Limit equals 300,000 shares plus the amount of the participant’s unused Annual Limit relating to share-based Awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. In the case of cash-denominated Awards, the 2005 Plan limits performance Awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $1 million plus the amount of the participant’s unused cash Annual Limit as of the close of the previous year. The per-person limit for cash-denominated performance Awards does not operate to limit the amount of share-based Awards, and vice versa. These limits apply only to awards under the 2005 Plan, and do not limit the Company’s ability to enter into compensation arrangements outside of the 2005 Plan.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Company is also obligated to adjust outstanding awards upon the occurrence of these types of events to preserve, without enlarging, the rights of Plan participants with respect to such awards. The Committee may adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify as “performance-based” generally must conform to requirements imposed by Section 162(m).

Eligibility. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2005 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective grantee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment or the providing of services.

Administration. The 2005 Plan is administered by the Compensation Committee, except that the Board may itself act to administer the Plan. (References to the “Committee” here mean the Compensation Committee or the full Board exercising authority with respect to a given Award.) Subject to the terms and conditions of the 2005 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2005 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2005 Plan. Nothing in the 2005 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the Executive Officers, outside of the Plan. The 2005 Plan provides that members of the Committee and the Board shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “base price.” The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below under “Other Terms of Awards”). The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine. This may include withholding of option shares to pay the exercise price if that would not result in additional accounting expense. The Committee also is permitted to establish procedures for broker-assisted cashless exercises. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs may be exercisable for shares or for cash, as determined by the Committee. Options and stock appreciation rights may be granted on terms that cause such awards not to be subject to Code Section 409A (“Section 409A”). Alternatively, such awards and cash stock appreciation rights may have terms that cause those awards to be deemed deferral arrangements subject to Section 409A. The Committee can require that outstanding options be surrendered in exchange for a grant of SARs with economically matching terms.

Restricted and Deferred Stock/Restricted Stock Units. The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of “restricted stock units.” The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or non-forfeitable) will be paid or accrue if authorized by the Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2005 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-Based Awards. The Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee. If so determined by the Committee, in order to avoid the limita-tions on tax deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•	Sales or sales growth;
•	Expenses or expense ratios;
•	Operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;
•	Net income or net income per common share (basic or diluted; including or excluding extraordinary items);
•	Return on assets, return on investment, return on capital, or return on equity;
•	Cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;
•	Economic profit or value created;
•	Stock price or total stockholder return; and
•
Specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new projects, new products, or new ventures; customer satisfaction; staffing, training and development, succession planning or employee satisfaction; goals relating to acquisitions, divestitures, affiliates or joint ventures.

The Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award. These goals may be set with fixed, quantitative targets, targets relative to past Company performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison. The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Committee.

Annual Incentive Awards. One type of performance award that may be granted under the 2005 Plan is Annual Incentive Awards, settleable in cash or in shares upon achievement of preestablished performance objectives achieved during a specified period of up to one year. The Committee generally must establish the terms of annual incentive awards, including the applicable perfor-mance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year. As stated above, annual incentive awards granted to named executives are intended to constitute “performance-based compensa-tion” not subject to the limitation on deductibility under Code Section 162(m). In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Committee may specify additional requirements for the earning of such awards.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option subject to compliance with Code Section 409A, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The 2005 Plan allows vested but deferred awards to be paid out to the participant in the event of an unforeseeable emergency. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2005 Plan. The Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis. This flexibility can allow for estate planning or other limited transfers consistent with the incentive purpose of the Plan.

The Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant’s right to retain an award or gains realized by exercise or settlement of an award. Awards under the 2005 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2005 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding awards for cash or other property. The Committee also may grant awards in addition to and in tandem with other awards, awards, or rights. In granting a new award, the Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the exercise price of any option, base price of any SAR, or purchase price of any other award.

Dividend Equivalents. The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional Awards or additional shares of Common Stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award, and the Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

Vesting, Forfeitures, and Related Award Terms. The Committee may in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award.

In addition, the 2005 Plan provides that following a “Change in Control,” the Committee may take any of the following actions with respect to an Award: provide for its full vesting, provide for its termination beyond the date of full vesting, deem performance goals to have been met, provide for the settlement of an award in cash or for termination of the Award or cause the Award to be assumed as part of the transaction. A “Change of Control” generally includes (A) a merger, reorganization, consolidation, or similar transaction in which the stockholders of the Compnay immediately prior to the transaction do not own more than 50% of the voting power of the surviving corporation in substantially the same proportions as before the transaction, (B) stockholder approval of a liquidation or dissolution of the Company, (C) sale of substantially all assets of the Company, (D) any “person” becomes the owner, directly or indirectly of shares representing at least 25% of the Company’s voting power, and (E) certain changes of more than half of the membership of the Board of Directors. Change in control provisions are limited, however, by applicable restrictions under Code Section 409A.

Amendment and Termination of the 2005 Plan. The Board may amend, suspend, discontinue, or terminate the 2005 Plan or the Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the Marketplace Rules of the Nasdaq National Market. Nasdaq Marketplace rules now require stockholder approval of any material amendment to plans such as the 2005 Plan. Under these rules, however, stockholder approval will not necessarily be required for all amendments which might increase the cost of the 2005 Plan or broaden eligibility. Unless earlier terminated, the authority of the Committee to make grants under the 2005 Plan will terminate ten years after the latest stockholder approval of the 2005 Plan, and the 2005 Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the 2005 Plan

The Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the 2005 Plan.

Options and SARs that are not deemed to be deferral arrangements under Section 409A would have the following tax consequences: The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an ISO, except that the alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax “basis” in the shares, which generally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option or SAR, but no tax deduction relating to a participant’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

Some options and SARs, such as those with deferral features, and an SAR settleable in cash, may be subject to Code Section 409A, which regulates deferral arrangements. In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting. One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or stock appreciation right (subject to limited exceptions). If the distribution and other award terms meet applicable requirements under Section 409A, the participant would realize ordinary income at the time of distribution rather than earlier, with the amount of ordinary income equal to the distribution date value of the shares less any exercise price actually paid. The Company would not be entitled to a tax deduction at the time of exercise, but would become entitled to a tax deduction at the time shares are delivered at the end of the deferral period.

Awards other than options and stock appreciation rights that result in a transfer to the participant of cash or shares or other property generally will be structured under the 2005 Plan to meet applicable requirements under Code Section 409A. If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received. Thus, for example, if the Company grants an award of deferred stock that has vested or requires or permits deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares are actually delivered, and the Company’s right to claim a tax deduction will be deferred until that time. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Section 409A in order for income taxation to be deferred and tax penalties avoided by the participant upon vesting of the award.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2005 Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, annual incentive awards to employees the Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2005 Plan will be fully deductible under all circumstances. In addition, other awards under the 2005 Plan generally will not so qualify, so that compensation paid to named executive officers in connection with such awards may, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1 million in a given year, not be deductible by the Company as a result of Section 162(m).

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2005 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2005 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2005 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits under the 2005 Plan

Because future awards under the 2005 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time, except as described in the next paragraph. Information regarding the Company’s recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and “Option Grants in Last Fiscal Year Table” elsewhere in this Proxy Statement and in the Company’s financial statements for the fiscal year ended December 31, 2004, in the Annual Report which accompanies this Proxy Statement.

The following table shows awards that have been authorized under the 2005 Plan subject to approval of the 2005 Plan by stockholders at the 2005 Annual Meeting. Upon such approval, options currently outstanding under the Directors’ Plan would be cancelled and replaced with options from the 2005 Plan having the same exercise price and expiration date. Such replacement options would continue to vest over a three-year period, based on the original grant date of the Directors’ Plan options, but the replacement options would give to the Committee the discretion to accelerate vesting in the event that a holder of such options ceases to serve on the Board. In that event, the Committee will also have the discretion to extend the period of exercisability of the option following termination of service beyond the 90-day period currently authorized for Directors’ Plan options, but in no event would any option remain outstanding beyond its stated expiration date.

Options to be Granted in Replacement of Equal Number of Options Outstanding under the Directors Plan

Number of Options

Elisabeth DeMarse, Director	15,000
Richard Feinstein, Director	15,000
Mark Maged, Director	42,500
Miklos A. Vasarhelyi, Director	15,000
All Current Non-Executive Officer Directors as a Group (4 in number)	87,500

All Current Executive Officers as a Group	0

All Non-Executive Officer Employees as a Group	0

If stockholders decline to approve the 2005 Plan, the options described above and other awards will not be granted under the 2005 Plan to the extent necessary so that submission of the Plan to stockholders will have met the requirements of Treasury Regulation 1.162-27(e)(4). The 1999 Plan, 1996 Plan, the FreeEDGAR Plan and Directors’ Plan, as previously approved by stockholders, would remain in effect, however, and the directors’ options to be exchanged under the 2005 Plan would instead remain outstanding under the Directors’ Plan.

Required Vote

Approval of the 2005 Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the proposal at the Annual Meeting.

THE BOARD CONSIDERS THE 2005 PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE 2005 PLAN AT THE ANNUAL MEETING.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed the firm of BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2005, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to ratify the selection of BDO.

In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

A representative of BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Changes in Certifying Accountant

On September 15, 2003, the Company dismissed KPMG LLP (“KPMG”) as its principal accountant engaged to audit the Company’s financial statements. KPMG performed the audits of the Company’s financial statements for the fiscal years ended December 31, 1999, 2000, 2001 and 2002. During these periods and the subsequent interim period prior to their dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG’s report, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (Regulation S-K). The audit reports of KPMG for the Company’s fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. On September 15, 2003, the Company engaged BDO as its new independent registered public accounting firm to audit the Company’s financial statements. Before engaging BDO, the Company had not consulted with them regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Board of Directors approved the change in accountants.

Fees Paid to BDO Seidman, LLP

During 2004 and 2003, the Company retained its principal auditors, BDO Seidman, LLP, in several capacities (in thousands):

	2004	2003

Audit Fees	$174	$112
Audit-Related Fees	15	—
Tax Fees	—	—
All Other Fees	—	—
Total	$189	$112

Audit Fees. Audit fees represent amounts incurred in connection with the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of quarterly financial statements included in the Company’s Forms 10-Q and amounts incurred in connection with the Company’s secondary public offering in May 2004.

Audit Related Fees. Audit related fees represent amounts incurred in connection with the audit of the Company’s 401(k) Savings Plan.

All fees paid by the Company to the Company’s independent registered public accounting firm were approved by the Audit Committee in advance of the services being performed by such firm.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Pursuant to the rules and regulations of the SEC, before the Company’s independent accountant is engaged to render audit or non-audit services, the engagement must be approved by the Audit Committee or entered into pursuant to the Audit Committee’s pre-approval policies and procedures. The policy granting pre-approval to certain specific audit and audit-related services and specifying the procedures for pre-approving other services is set forth in the Amended and Restated Charter of the Audit Committee, attached as Exhibit B to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
SELECTION OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

Form 10-K

The Company filed an Annual Report on Form 10-K with the SEC on March 25, 2005. A copy of this report is included with these materials.

By Order of the Board of Directors

Susan Strausberg
Chief Executive Officer, President and Secretary

Dated: May 31, 2005

EXHIBIT A

EDGAR ONLINE, INC.
CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE

The primary function of the Nominating Committee (the “Committee”) of EDGAR Online, Inc. (the “Company”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibilities with respect to Board and committee membership and shareholder proposals.

The Committee’s primary duties and responsibilities are to:

-	Establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board; and

-	Make recommendations regarding proposals and nominees for directors submitted by shareholders of the Company.

The Committee shall fulfill these responsibilities by carrying out the activities set forth in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three (3) directors, each of whom the Board has determined to be independent, as defined by Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. Marketplace Rules. Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Committee shall be elected by the Board at its first meeting after each annual meeting of the Company’s shareholders and shall serve until their successors shall be duly elected and qualified. Unless the Board elects a Chairperson, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership. Vacancies occurring for any reason in the membership of the Nominating Committee shall be filled by the Board of Directors.

III. MEETINGS

The Committee shall meet as frequently as circumstances dictate. The Committee may request that any officer or employee of the Company attend a meeting of the Committee or meet with any members of, or consultants or advisors to, the Committee. At its sole discretion, the Committee may meet separately with members of management or with outside advisors to discuss any matters that the Committee believes are appropriate. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall, to the extent it deems necessary or appropriate:

Board Selection, Composition, And Evaluation

1.
Establish criteria for Board membership, including, without limitation, experience levels, career specialization, leadership qualities, strength of character, diversity, and the extent to which a candidate would fill a present need on the Board.

2.
Determine and oversee the search process for candidates for Board membership, review shareholder recommendations for proposed nominees for election to the Board, identify candidates qualified to become Board members, evaluate candidates, and recommend nominees for election as members to the full Board of Directors (including both director nominees to be presented for shareholder approval at the annual meeting of shareholders and director nominees to be elected by the Board to fill vacancies).

A-1

3.	Review and evaluate the performance of incumbent directors and make recommendations to the full Board regarding whether to nominate incumbent directors for reelection.

4.
Consider questions of independence and possible conflicts of interest of candidates and members of the Board of Directors pursuant to NASDAQ listing standards and make recommendations to the full Board regarding such issues.

5.	Review and approve recommendations to the Board regarding proposals submitted by shareholders of the Company.

6.	Consider and recommend changes in the size and composition of the Board.

7.	Review and evaluate, at least annually, the performance of the Board as a whole.

8.	Perform any other activity consistent with this Charter, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

Reports

9.	Report regularly to the Board of Directors.

10.	Review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee deems necessary or valuable.

11.	Maintain minutes or other records of meetings and activities of the Committee.

V. Powers

1.	In discharging its duties, the Committee is empowered to investigate any matter within the scope of its responsibilities.

2.
The Committee shall have the authority, without seeking Board approval, to consult with the Company’s management and corporate staff, incur administrative expenses, and obtain such data and other materials as it determines are necessary or desirable to carry out its duties. However, if the Committee deems it necessary or desirable to engage a search firm or other consultant to assist it in carrying out its duties, the Committee shall recommend to the full Board that such search firm or other consultant be retained, and the Board shall have the sole authority to approve or disapprove such engagement, including the fees payable to such search firm or consultant and any other terms of retention.

3.	Where legally permissible, the Committee shall have the authority to delegate such of its responsibilities, as the Committee may deem necessary or appropriate in its sole discretion.

A-2

EXHIBIT B

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF EDGAR ONLINE, INC.

I. PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of EDGAR Online, Inc. (the “Company”) in fulfilling its oversight responsibilities relating to the quality and integrity of the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

-	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

-	Review and appraise the audit efforts of the Company’s independent accountants and internal auditing department.

-	Provide an open venue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three directors, each of whose qualifications include independence and financial literacy, as determined under the Sarbanes-Oxley Act of 2002 (the “Act”) and applicable rules of Nasdaq and the Securities and Exchange Commission (“SEC”), as such requirements may be modified or supplemented from time to time. At least one member of the Committee must be an “audit committee financial expert” and have “financial sophistication” under the requirements of the Act and the applicable rules of the SEC and Nasdaq. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

No member of the Committee shall receive any compensation other than director’s fees for service as a director of the Company, including reasonable compensation for serving on committees of the Board and regular benefits received by directors generally.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III. MEETINGS AND REPORTS

The Committee shall meet, at least, four times annually, and more frequently, if circumstances dictate. The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately. The Committee shall report regularly to the Board. Such report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated to make such report.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Periodically, and at least annually, (a) review and update (as conditions dictate) this Charter and (b) review the performance of the Committee.

2.
Review the Company’s annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the accounting department and/or the internal auditing department and management’s response.

4.
Review and discuss with financial management and the independent accountants the annual audited financial statements and quarterly financial statements prior to the release of earnings and the filing of Reports on Forms 10-K, 10-Q or 8-K, as the case may be. The Chairman of the Committee may represent the entire Committee for purposes of this review, so long as appropriate reports are presented to the full Committee at a later time.

Independent Accountants

5.
Have sole authority for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The Company’s independent auditors will report directly to the Committee.

6.	Annually review and approve the proposed scope of each fiscal year’s internal and outside audit at the beginning of each new fiscal year.

7.
Pre-approve all auditing services and permissible non-audit services to be provided to the Company by the Company’s independent auditors, except for “prohibited non-auditing services” and “de minimus services” as specified in the Act and applicable rules of the SEC. The Committee has the sole authority to make these approvals, although such approval may be delegated to any Committee member so long as the approval is presented to the full Committee at a later time.

8.
Review and approve the fees to be paid to the Company’s independent auditors, and otherwise be responsible for the compensation of such auditors. In such regard, the Committee will determine, in its capacity as a committee of the Board, the appropriate funding necessary to compensate any accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and will work with the Board as a whole to ensure that such funds are provided pursuant to the Company’s responsibility to do so.

9.	On an annual basis, review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

10.	Review the performance of the independent accountants and approve any discharge of the independent accountants when circumstances warrant.

11.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

Financial Reporting Processes

12.	Have direct oversight authority over the accounting, reporting and internal audit functions.

13.	In consultation with the independent accountants and the internal accountants and auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

14.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

15.
Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting and auditing departments.

16.	Provide any recommendations, certifications and reports that may be required by the SEC or Nasdaq, including the report of the Committee that must be included in the Company’s annual proxy statement.

17.
Discuss with management the type of presentation and type of information to be included in the Company’s earnings press releases and the financial information and earnings guidance provided to analysts and rating agencies.

Process Improvement

18.
Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, internal accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

19.
Following completion of the annual audit, review separately with each of management, the independent accountants, internal accounting department and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

20.
Review any significant disagreement among management and the independent accountants or the internal accounting department or the internal auditing department in connection with the preparation of the financial statements.

21.
Review with the independent accountants, internal accounting department, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

22.
Maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding financial statements, disclosures, accounting, internal controls, or auditing matters, and the confidential, anonymous submission by employees and agents of the Company regarding the same and disseminate such open communication policy to all employees and relevant agents

Retention Of Advisors

23.
The Committee will have the authority to retain special legal, accounting, or other consultants to advise the Committee. The Committee will determine, in its capacity as a committee of the Board, the appropriate funding necessary to compensate any advisors to the Committee, and will work with the Board as a whole to ensure that such funds are provided pursuant to the Company’s responsibility to do so.

Ethical And Legal Compliance

24.
Review management’s monitoring of the adequacy of financial reporting controls, and review whether management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

25.	Review activities, Company structure, and qualifications of the internal accounting department and the internal audit department.

26.	Discuss with outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

27.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

EXHIBIT C

EDGAR ONLINE, INC.

2005 STOCK AWARD AND INCENTIVE PLAN

EDGAR ONLINE, INC.

2005 STOCK AWARD AND INCENTIVE PLAN

EDGAR ONLINE, INC.
2005 STOCK AWARD AND INCENTIVE PLAN

1.    Purpose. The purpose of this 2005 Stock Award and Incentive Plan (the “Plan”) is to aid EDGAR Online, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its Subsidiaries or Affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2.    Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)    “Affiliate” shall mean any entity that directly or indirectly controls, or is under common control with, the Company or any entity, including an entity which acquires such an interest in the future, which has a significant equity interest in the Company or any Subsidiary or is a partner or joint venturer with the Company or an Subsidiary or a joint venture in which the Company or a Subsidiary has a substantial direct or indirect equity investment, as determined by the Committee, in its sole discretion.

(b)    “Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(c)    “Annual Limit” shall have the meaning specified in Section 5(b).

(c)    “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(d)    “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(e)    “Board” means the Company’s Board of Directors.

(f)    “Cause” shall have the meaning defined in any employment agreement or severance agreement between the Participant and the Company or a Subsidiary or Affiliate then in effect or, if no such agreement is then in effect or no definition of “Cause” is contained therein, “Cause” shall mean (i) the Participant’s willful and continued failure substantially to perform the duties of his or her position after notice and opportunity to cure; (ii) any willful act or omission by the Participant constituting dishonesty, fraud or other malfeasance, which in any such case is demonstrably injurious to the financial condition or business reputation of the Company or any of its Subsidiaries or Affiliates; (iii) an act that constitutes misconduct resulting in a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of The Sarbanes-Oxley Act of 2002; or (iv) a felony conviction in a court of law under the laws of the United States or any state thereof or any other jurisdiction in which the Company or a Subsidiary or Affiliate conducts business which materially impairs the value of the Participant’s service to the Company or any of its Subsidiaries or Affiliates; provided, however, that for purposes of this definition, no act or failure to act shall be deemed “willful” unless effected by the Participant not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company’s best interests, and no act or failure to act shall be deemed “willful” if it results from any incapacity of the Participant due to physical or mental illness.

(g)    “Change in Control” and related terms have the meanings specified in Section 9.

(h)    “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(i)    “Committee” means the Compensation Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to Securities and Exchange Commission listing requirements, and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder except to the extent limited under SEC regulations, in which case the term “Committee” shall refer to the Board.

(j)    “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(k)    “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(l)    “Effective Date” means the effective date specified in Section 11(q).

(m)   “Eligible Person” has the meaning specified in Section 5.

(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(o)   “Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing sale price per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements under Code Section 409A.

(p)    “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs exercisable for Stock, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(q)    “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(r)    “Option” means a right, granted under this Plan, to purchase Stock.

(s)    “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(t)    “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(u)   “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(v)   “Preexisting Plans” means each of the following Company plans: 1996 Stock Option Plan, FreeEDGAR Stock Option Plan, 1999 Stock Option Plan, and 1999 Outside Directors’ Stock Option Plan.

(w)   “Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(x)    “Restricted Stock Unit” or “RSU” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(y)    “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(z)    “Stock” means the Company’s Common Stock, par value $.01 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(aa)   “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

(bb)   “Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its sole discretion.

(cc)   “10% Owner” means an individual who owns (or is treated a owning) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as such terms are defined in Sections 424(e) and (f) of the Code.

3.     Administration.

(a)    Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders.

(b)    Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

(c)    Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary or Affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.    Stock Subject To Plan.

(a)    Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 1,087,500 million shares, plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for new awards under the Preexisting Plans plus (iii) the number of shares subject to awards under the Plan or Preexisting Plans which become available in accordance with Section 4(b) after the Effective Date; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above. The total number of shares available is subject to adjustment as provided in Section 11(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)    Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). For purposes of the Plan, shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan or a Preexisting Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the award, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will be available under the Plan; and (ii) shares that are withheld from such an award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered to the Participant and will be available under the Plan. The maximum number of shares that may be issued under the Plan as set forth in Section 4(a) shall not be affected by (i) the payment in cash of dividends or Dividend Equivalents in connection with outstanding Awards or (ii) the granting or payment of Stock-denominated Awards that by their terms may be settled only in cash. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.    Eligibility; Per-Person Award Limitations.

(a)    Eligibility. Subject to Section 6(b)(iii), Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any Subsidiary or Affiliate or an independent contractor employed by the Company or a Subsidiary or Affiliate, including any executive officer or non-employee director of the Company or a Subsidiary or Affiliate, and any person who has been offered employment by the Company or a Subsidiary or Affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a Subsidiary or Affiliate. Subject to applicable Treasury Regulations with respect to ISOs, an employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary or Affiliate for purposes of eligibility for participation in the Plan. Holders of awards granted by a company or business acquired by the Company or a Subsidiary or Affiliate, or with which the Company or a Subsidiary or Affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b)    Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) up to his or her Annual Limit. A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, in the case of Options, SARs, Restricted Stock, Restricted Stock Units, bonus Stock or other Stock-based Awards, shall equal 300,000 shares plus the amount of the Participant’s unused Annual Limit relating to Stock-denominated Awards as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $1,000,000 plus the amount of the Eligible Person’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6.    Specific Terms Of Awards.

(a)    General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)    Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). In the case of an ISO granted to a 10% Owner, the exercise price shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a Subsidiary or Affiliate, or with which the Company or a Subsidiary or Affiliate combines may be granted with an exercise price per share of Stock other than as required above.

(ii)
Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant; and provided further that in the case of an ISO granted to a 10% Owner, in no event shall the term of the ISO exceed a period of five years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise, if such withholding or withholding feature will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any Subsidiary or Affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)
ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422 and the specific terms of the Plan which apply to ISOs. Only persons who are employees of the Company or a parent of subsidiary of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively) may be granted ISOs. To the extent that the aggregate fair market value of Stock (determined at the time of grant) with respect to which an ISO is exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parents or subsidiaries) exceeds $100,000, such Option is treated as an Option which is not an ISO.

(c)    Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control price) over (B) the grant price of the SAR, which shall be determined by the Committee but which in any event shall be not less than the Fair Market Value of a share of Stock on the date of grant of the SAR, subject to Section 8(a).

(ii)
Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award (cash SARs will in all cases be 409A Awards). The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)    Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in RSUs, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)    Restricted Stock Units. The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such vesting schedules, restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. RSUs may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(l)), as determined by the Committee at the date of grant or thereafter.

(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the RSU), all RSUs that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f)    Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g)    Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h)    Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries or Affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i)    Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7.    Performance Awards, Including Annual Incentive Awards.

(a)   Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)   Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i)
Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria may be used by the Committee in establishing performance goals for such Performance Awards for the Company, including:

(1)	sales or sales growth;

(2)	expenses or expense ratios;

(3)	operating income, earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

(4)	net income or net income per common share (basic or diluted; including or excluding extraordinary items);

(5)	return on assets, return on investment, return on capital, or return on equity;

(6)	cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

(7)	economic profit or value created;

(8)	stock price or total stockholder return; and

(9)
specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new projects, new products, or new ventures; customer satisfaction; staffing, training and development, succession planning or employee satisfaction; goals relating to acquisitions, divestitures, affiliates or joint ventures, to the extent the Committee determines such criteria are consistent with the requirements of Section 162(m).

Business criteria may be measured on a consolidated basis, by department, group or business unit, or for specified Subsidiaries or Affiliates of the Company. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a ratio, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)
Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)
Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c)  Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(c).

(i)
Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii)
Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a performance period or settlement of such Annual Incentive Award.

(d)   Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.    Certain Provisions Applicable To Awards.

(a)    Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b)    Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c)    Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a Subsidiary or Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

9.  Change in Control.

(a)    Other provisions of the Plan notwithstanding but subject to the limitations set forth in this Section 9, the Committee may provide, in an Award agreement or in such other manner as the Committee may specify, that in the event of a Change in Control or a termination of employment or service following a Change in Control, any or all of the following terms will apply:

(i)
That an outstanding Award will vest in whole or in part, thereby becoming non-forfeitable and entitling the Participant to exercise specified rights under the Award, and that the Award will remain outstanding for specified periods thereafter (but not beyond the maximum term of the Award permitted under the Plan);

(ii)	That any period in which settlement of an outstanding Award is to be deferred beyond the date of vesting will immediately end, except as limited under Code Section 409A;

(iii)
That, with respect to an outstanding Award subject to the achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met at a specified level (for example, at target level or maximum level), or that such level of performance will be determined in some other manner;

(iv)
That an outstanding Award will be immediately settled by payment of cash, or the Participant will be permitted during a specified period to elect such a cash settlement, with the amount of cash payable equal to the amount that would have been obtained upon the exercise, payment or distribution of such Award had such Award been currently exercisable, or if no such cash would be payable upon the exercise, payment or distribution of such Award had such Award been currently exercisable, that such Award be immediately terminated, or a value determined in another specified manner, at a specified date or during a specified period, except as limited under Code Section 409A; and/or

(v)	Cause the Award to be assumed, or new rights substituted therefor, by the surviving corporation in such change.

(b)    For purposes of the Plan, a “Change of Control” shall be deemed to occur if and when

(i)
any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)	any plan or proposal for the dissolution or liquidation of the Company is adopted by the stockholders of the Company;

(iii)
individuals who, as of June 24, 2005, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 24, 2005 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iv)	all or substantially all of the assets of the Company are sold, transferred or distributed; or

(v)
there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Any of the terms of Awards relating to a Change in Control shall apply to a Non-409A Award only to the extent permitted without causing the Award to become subject to Code Section 409A, and shall apply to a 409A Award only to the extent permitted under Code Section 409A. For this purpose, Code Section 409A may permit some of the terms specified above to apply only if the Change in Control constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v).

10.   Additional Award Forfeiture Provisions.

(a)   Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i)
The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event (but not earlier than termination of employment in the case of an equity award accounted for under APB 25); and

(ii)
The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company (but not earlier than termination of employment in the case of an equity award accounted for under APB 25), the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a Subsidiary or Affiliate, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a Subsidiary or Affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

(b)    Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a Subsidiary or Affiliate and resulting in his or her termination of employment, or during the one-year period following termination of such employment:

(i)
The Participant, acting alone or with others, directly or indirectly, (A) engages, either as employee, employer, consultant, ad-visor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a Subsidiary or Affiliate; (B) induces any customer or supplier of the Company or a Subsidiary or Affiliate, or a company with which the Company or a Subsidiary or Affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any Subsidiary or Affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a Subsidiary or Affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii)
The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any Subsidiary or Affiliate, any confidential or proprietary information of the Company or any Subsidiary or Affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its Subsidiaries or Affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii)
The Participant fails to cooperate with the Company or any Subsidiary or Affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such Subsidiary or Affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or other-wise fails to assist the Company or any Subsidiary or Affiliate in any way, includ-ing, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such Subsidiary or Affiliate, as reasonably requested.

(c)    Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its Subsidiaries and Affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 10(a) and 10(b).

(d)    Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11.    General Provisions.

(a)    Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)    Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary or Affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)    Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate and, in the case of any outstanding Award, necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(l)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or Affiliate or other business unit, or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or Affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder or (iii) would cause 409A Awards to fail to meet the requirements of Section 409A of the Code. Any adjustment to an ISO under this Section 11(c) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11(c) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment or substitution hereunder and, upon notice, such adjustment or substitution shall be conclusive and binding for all purposes.

(d)    Tax Provisions.

(i)
Withholding. The Company and any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company. It shall be a condition to the obligation of the Company to issue Stock upon the exercise of an Option or an SAR that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

(ii)
Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e)    Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the Nasdaq National Market or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). Without the approval of stockholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing.” For this purpose, a “repricing” means: (1) amending the terms of an Option or SAR after it is granted to lower its exercise price; (2) any other action that is treated as a repricing under generally accepted accounting principles; and (3) canceling an Option at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, SAR, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Option holder. Adjustments to awards under Section 11(c) will not be deemed “repricings,” however. With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification. With respect to Awards subject to Section 409A of the Code, unless the Committee determines otherwise, any amendment, suspension or termination of the Plan shall conform to the requirements of Section 409A of the Code.

(f)    Right of Setoff. The Company or any Subsidiary or Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a Subsidiary or Affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g)    Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i)    Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)    Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)    Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of this Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(l)    Certain Limitations Relating to Accounting Treatment of Awards. Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan (including under Sections 8(c), 11(c) and 11(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to “variable” accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such “variable” accounting. This provision shall cease to be effective if and at such time as the Company elects to no longer account for equity compensation under APB 25.

(m)    Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(n)    Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(n) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(o)    Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or Affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(p)    Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(q)    Voting. The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by such person as the Committee may designate (the “Plan Administrator”) in accordance with instructions received from Participants (unless to do so would constitute a violation of fiduciary duties or any applicable rules of the principal stock exchange or market on which the Stock is traded). Shares subject to Awards as to which no instructions are received shall be voted by the Plan Administrator proportionately in accordance with instructions received from Participants (unless to do so would constitute a violation of fiduciary duties or any applicable rules of the principal stock exchange or market on which the Stock is traded).

(r)    Successors and Assigns. The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

(s)    Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under the Preexisting Plans, but any outstanding awards under the Preexisting Plans shall continue in accordance with their terms (this includes authority to modify any such award to the full extent permitted under the Preexisting Plan). Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

PROXY CARD

EDGAR ONLINE, INC.
PROXY

ANNUAL MEETING OF STOCKHOLDERS, JUNE 24, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDGAR ONLINE, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 24, 2005 and the Proxy Statement and appoints Susan Strausberg, Chief Executive Officer, President and Secretary, and Greg Adams, Chief Financial Officer and Chief Operating Officer and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of EDGAR Online, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 50 Washington Street, Norwalk, Connecticut 06854 on Friday, June 24, 2005 at 10:00 a.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side of this proxy.

1. To elect seven (7) directors to serve for one-year terms ending in the year 2006 or until each of their successors are duly elected and qualified;

Greg D. Adams	☐ FOR all nominees listed at left	☐ WITHHOLD AUTHORITY
Richard Feinstein	(except as written below to the	TO VOTE for all nominees listed
Elisabeth DeMarse	contrary)	at left
Mark Maged
Marc Strausberg
Susan Strausberg
Miklos Vasarhelyi

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2. To approve and adopt the 2005 Stock Award and Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To ratify the appointment of BDO Seidman, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends a vote IN FAVOR OF the directors listed above; a vote IN FAVOR OF the proposal to approve and adopt the 2005 Stock Award and Incentive Plan; and a vote IN FAVOR OF the proposal to ratify the appointment of BDO Seidman, LLP as independent public accountants. This proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE, TO APPROVE AND ADOPT THE 2005 STOCK AWARD AND INCENTIVE PLAN AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER MATTERS THAT COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
______________________________________

Please sign your name:

Signature(s) Signature if held jointly Date